                                                                      Exhibit 24


                                POWER OF ATTORNEY


         WHEREAS, CONVERGYS CORPORATION, an Ohio corporation (the "Company"), proposes shortly to file with the Securities and Exchange Commission under the provisions of the Securities Exchange Act of 1933, as amended, and the Rules and Regulations thereunder, a Registration Statement on Form S-3 registering up to $250,000,000 of the Company's common shares issued to the former shareholders of Geneva Technology Limited pursuant to the terms and of a Registration Rights Agreement, dated as of April 6, 2001, between the Company and the former shareholders of Geneva Technology Limited; and

         WHEREAS, the undersigned is a director of the Company;

         NOW, THEREFORE, the undersigned hereby constitutes and appoints James
F. Orr, Steven G. Rolls and William H. Hawkins II, and each of them singly, his attorneys for him and in his name, place and stead, and in his office and capacity in the Company, to execute and file such Registration Statement on Form S-8, and thereafter to execute and file any amendments or supplements thereto, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 26th day of June, 2001.



                                                 /s/ John F. Barrett
                                                 ------------------------------
                                                 John F. Barrett
                                                 Director

                                POWER OF ATTORNEY


         WHEREAS, CONVERGYS CORPORATION, an Ohio corporation (the "Company"), proposes shortly to file with the Securities and Exchange Commission under the provisions of the Securities Exchange Act of 1933, as amended, and the Rules and Regulations thereunder, a Registration Statement on Form S-3 registering up to $250,000,000 of the Company's common shares issued to the former shareholders of Geneva Technology Limited pursuant to the terms and of a Registration Rights Agreement, dated as of April 6, 2001, between the Company and the former shareholders of Geneva Technology Limited; and

         WHEREAS, the undersigned is a director of the Company;

         NOW, THEREFORE, the undersigned hereby constitutes and appoints James
F. Orr, Steven G. Rolls and William H. Hawkins II, and each of them singly, her attorneys for her and in her name, place and stead, and in her office and capacity in the Company, to execute and file such Registration Statement on Form S-8, and thereafter to execute and file any amendments or supplements thereto, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as she might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has hereunto set her hand this 26th day of June, 2001.



                                                 /s/ Judith G. Boynton
                                                 ------------------------------
                                                 Judith G. Boynton
                                                 Director

                                POWER OF ATTORNEY


         WHEREAS, CONVERGYS CORPORATION, an Ohio corporation (the "Company"), proposes shortly to file with the Securities and Exchange Commission under the provisions of the Securities Exchange Act of 1933, as amended, and the Rules and Regulations thereunder, a Registration Statement on Form S-3 registering up to $250,000,000 of the Company's common shares issued to the former shareholders of Geneva Technology Limited pursuant to the terms and of a Registration Rights Agreement, dated as of April 6, 2001, between the Company and the former shareholders of Geneva Technology Limited; and

         WHEREAS, the undersigned is a director of the Company;

         NOW, THEREFORE, the undersigned hereby constitutes and appoints James
F. Orr, Steven G. Rolls and William H. Hawkins II, and each of them singly, his attorneys for him and in his name, place and stead, and in his office and capacity in the Company, to execute and file such Registration Statement on Form S-8, and thereafter to execute and file any amendments or supplements thereto, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 26th day of June, 2001.



                                                 /s/ Gary C. Butler
                                                 ------------------------------
                                                 Gary C. Butler
                                                 Director

                                POWER OF ATTORNEY


         WHEREAS, CONVERGYS CORPORATION, an Ohio corporation (the "Company"), proposes shortly to file with the Securities and Exchange Commission under the provisions of the Securities Exchange Act of 1933, as amended, and the Rules and Regulations thereunder, a Registration Statement on Form S-3 registering up to $250,000,000 of the Company's common shares issued to the former shareholders of Geneva Technology Limited pursuant to the terms and of a Registration Rights Agreement, dated as of April 6, 2001, between the Company and the former shareholders of Geneva Technology Limited; and

         WHEREAS, the undersigned is a director of the Company;

         NOW, THEREFORE, the undersigned hereby constitutes and appoints James
F. Orr, Steven G. Rolls and William H. Hawkins II, and each of them singly, his attorneys for him and in his name, place and stead, and in his office and capacity in the Company, to execute and file such Registration Statement on Form S-8, and thereafter to execute and file any amendments or supplements thereto, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 26th day of June, 2001.



                                                 /s/ David B. Dillon
                                                 ------------------------------
                                                 David B. Dillon
                                                 Director

                                POWER OF ATTORNEY


         WHEREAS, CONVERGYS CORPORATION, an Ohio corporation (the "Company"), proposes shortly to file with the Securities and Exchange Commission under the provisions of the Securities Exchange Act of 1933, as amended, and the Rules and Regulations thereunder, a Registration Statement on Form S-3 registering up to $250,000,000 of the Company's common shares issued to the former shareholders of Geneva Technology Limited pursuant to the terms and of a Registration Rights Agreement, dated as of April 6, 2001, between the Company and the former shareholders of Geneva Technology Limited; and

         WHEREAS, the undersigned is a director of the Company;

         NOW, THEREFORE, the undersigned hereby constitutes and appoints James
F. Orr, Steven G. Rolls and William H. Hawkins II, and each of them singly, his attorneys for him and in his name, place and stead, and in his office and capacity in the Company, to execute and file such Registration Statement on Form S-8, and thereafter to execute and file any amendments or supplements thereto, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 26th day of June, 2001.



                                                 /s/ Eric C. Fast
                                                 ------------------------------
                                                 Eric C. Fast
                                                 Director

                                POWER OF ATTORNEY


         WHEREAS, CONVERGYS CORPORATION, an Ohio corporation (the "Company"), proposes shortly to file with the Securities and Exchange Commission under the provisions of the Securities Exchange Act of 1933, as amended, and the Rules and Regulations thereunder, a Registration Statement on Form S-3 registering up to $250,000,000 of the Company's common shares issued to the former shareholders of Geneva Technology Limited pursuant to the terms and of a Registration Rights Agreement, dated as of April 6, 2001, between the Company and the former shareholders of Geneva Technology Limited; and

         WHEREAS, the undersigned is a director of the Company;

         NOW, THEREFORE, the undersigned hereby constitutes and appoints James
F. Orr, Steven G. Rolls and William H. Hawkins II, and each of them singly, his attorneys for him and in his name, place and stead, and in his office and capacity in the Company, to execute and file such Registration Statement on Form S-8, and thereafter to execute and file any amendments or supplements thereto, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 26th day of June, 2001.



                                                 /s/ Joseph E. Gibbs
                                                 ------------------------------
                                                 Joseph E. Gibbs
                                                 Director

                                POWER OF ATTORNEY


         WHEREAS, CONVERGYS CORPORATION, an Ohio corporation (the "Company"), proposes shortly to file with the Securities and Exchange Commission under the provisions of the Securities Exchange Act of 1933, as amended, and the Rules and Regulations thereunder, a Registration Statement on Form S-3 registering up to $250,000,000 of the Company's common shares issued to the former shareholders of Geneva Technology Limited pursuant to the terms and of a Registration Rights Agreement, dated as of April 6, 2001, between the Company and the former shareholders of Geneva Technology Limited; and

         WHEREAS, the undersigned is a director of the Company;

         NOW, THEREFORE, the undersigned hereby constitutes and appoints James
F. Orr, Steven G. Rolls and William H. Hawkins II, and each of them singly, his attorneys for him and in his name, place and stead, and in his office and capacity in the Company, to execute and file such Registration Statement on Form S-8, and thereafter to execute and file any amendments or supplements thereto, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 26th day of June, 2001.



                                                 /s/ Roger L. Howe
                                                 ------------------------------
                                                 Roger L. Howe
                                                 Director

                                POWER OF ATTORNEY


         WHEREAS, CONVERGYS CORPORATION, an Ohio corporation (the "Company"), proposes shortly to file with the Securities and Exchange Commission under the provisions of the Securities Exchange Act of 1933, as amended, and the Rules and Regulations thereunder, a Registration Statement on Form S-3 registering up to $250,000,000 of the Company's common shares issued to the former shareholders of Geneva Technology Limited pursuant to the terms and of a Registration Rights Agreement, dated as of April 6, 2001, between the Company and the former shareholders of Geneva Technology Limited; and

         WHEREAS, the undersigned is a director of the Company;

         NOW, THEREFORE, the undersigned hereby constitutes and appoints James
F. Orr, Steven G. Rolls and William H. Hawkins II, and each of them singly, his attorneys for him and in his name, place and stead, and in his office and capacity in the Company, to execute and file such Registration Statement on Form S-8, and thereafter to execute and file any amendments or supplements thereto, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 26th day of June, 2001.



                                                 /s/ Steven C. Mason
                                                 ------------------------------
                                                 Steven C. Mason
                                                 Director

                                POWER OF ATTORNEY


         WHEREAS, CONVERGYS CORPORATION, an Ohio corporation (the "Company"), proposes shortly to file with the Securities and Exchange Commission under the provisions of the Securities Exchange Act of 1933, as amended, and the Rules and Regulations thereunder, a Registration Statement on Form S-3 registering up to $250,000,000 of the Company's common shares issued to the former shareholders of Geneva Technology Limited pursuant to the terms and of a Registration Rights Agreement, dated as of April 6, 2001, between the Company and the former shareholders of Geneva Technology Limited; and

         WHEREAS, the undersigned is a director of the Company;

         NOW, THEREFORE, the undersigned hereby constitutes and appoints James
F. Orr, Steven G. Rolls and William H. Hawkins II, and each of them singly, his attorneys for him and in his name, place and stead, and in his office and capacity in the Company, to execute and file such Registration Statement on Form S-8, and thereafter to execute and file any amendments or supplements thereto, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 26th day of June, 2001.



                                                 /s/ Philip A. Odeen
                                                 ------------------------------
                                                 Philip A. Odeen
                                                 Director

                                POWER OF ATTORNEY


         WHEREAS, CONVERGYS CORPORATION, an Ohio corporation (the "Company"), proposes shortly to file with the Securities and Exchange Commission under the provisions of the Securities Exchange Act of 1933, as amended, and the Rules and Regulations thereunder, a Registration Statement on Form S-3 registering up to $250,000,000 of the Company's common shares issued to the former shareholders of Geneva Technology Limited pursuant to the terms and of a Registration Rights Agreement, dated as of April 6, 2001, between the Company and the former shareholders of Geneva Technology Limited; and

         WHEREAS, the undersigned is a director of the Company;

         NOW, THEREFORE, the undersigned hereby constitutes and appoints James
F. Orr, Steven G. Rolls and William H. Hawkins II, and each of them singly, his attorneys for him and in his name, place and stead, and in his office and capacity in the Company, to execute and file such Registration Statement on Form S-8, and thereafter to execute and file any amendments or supplements thereto, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 26th day of June, 2001.



                                                 /s/ Brian H. Rowe
                                                 ------------------------------
                                                 Brian H. Rowe
                                                 Director

                                POWER OF ATTORNEY


         WHEREAS, CONVERGYS CORPORATION, an Ohio corporation (the "Company"), proposes shortly to file with the Securities and Exchange Commission under the provisions of the Securities Exchange Act of 1933, as amended, and the Rules and Regulations thereunder, a Registration Statement on Form S-3 registering up to $250,000,000 of the Company's common shares issued to the former shareholders of Geneva Technology Limited pursuant to the terms and of a Registration Rights Agreement, dated as of April 6, 2001, between the Company and the former shareholders of Geneva Technology Limited; and

         WHEREAS, the undersigned is an officer and a director of the Company;

         NOW, THEREFORE, the undersigned hereby constitutes and appoints James
F. Orr, Steven G. Rolls and William H. Hawkins II, and each of them singly, his attorneys for him and in his name, place and stead, and in his office and capacity in the Company, to execute and file such Registration Statement on Form S-8, and thereafter to execute and file any amendments or supplements thereto, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 26th day of June, 2001.



                                                 /s/ James F. Orr
                                                 ------------------------------
                                                 James F. Orr
                                                 Officer and Director

                                POWER OF ATTORNEY


         WHEREAS, CONVERGYS CORPORATION, an Ohio corporation (the "Company"), proposes shortly to file with the Securities and Exchange Commission under the provisions of the Securities Exchange Act of 1933, as amended, and the Rules and Regulations thereunder, a Registration Statement on Form S-3 registering up to $250,000,000 of the Company's common shares issued to the former shareholders of Geneva Technology Limited pursuant to the terms and of a Registration Rights Agreement, dated as of April 6, 2001, between the Company and the former shareholders of Geneva Technology Limited; and

         WHEREAS, the undersigned is an officer of the Company;

         NOW, THEREFORE, the undersigned hereby constitutes and appoints James
F. Orr, Steven G. Rolls and William H. Hawkins II, and each of them singly, his attorneys for him and in his name, place and stead, and in his office and capacity in the Company, to execute and file such Registration Statement on Form S-8, and thereafter to execute and file any amendments or supplements thereto, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 25th day of June, 2001.



                                                 /s/ Andre S. Valentine
                                                 ------------------------------
                                                 Andre S. Valentine
                                                 Officer